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                                                EXHIBIT 4.1

                           [LOGO]
                         QUICKLOGIC

INCORPORATED UNDER THE LAWS                 SEE REVERSE FOR
OF THE STATE OF DELAWARE                  CERTAIN DEFINITIONS

                                            CUSIP 74837P 10 8

THIS CERTIFIES THAT






IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE, OF

                     QUICKLOGIC CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                         [SEAL]

/s/ Arthur O. Whipple                 /s/ E. Thomas Hart
---------------------                 -------------------
     SECRETARY                        PRESIDENT AND CHIEF
                                       EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
  AMERICAN STOCK TRANSFER & TRUST COMPANY
            (New York, N.Y.)
                     TRANSFER AGENT AND REGISTRAR

BY
       AUTHORIZED SIGNATURE


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                             QUICKLOGIC CORPORATION

     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Corporation at its principal office.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common                 UNIF GIFT MIN ACT --               Custodian
TEN ENT -- as tenants by the entireties                              -------------           -----------
JT TEN  -- as joint tenants with right of                              (Cust)                 (Minor)
           survivorship and not as tenants                           under Uniform Gifts to Minors
           in common                                                 Act
                                                                        --------------------------------
                                                                                     (State)
                                                UNIF TRF MIN ACT  --            Custodian (until age    )
                                                                     ----------                     ----
                                                                       (Cust)
                                                                                 under Uniform Transfers
                                                                     ------------
                                                                        (Minor)
                                                                     to Minors Act
                                                                                   ---------------------
                                                                                          (State)

     Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________


_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)
_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________________


                                         X   ___________________________________

                                         X   ___________________________________
                                    NOTICE:  THE SIGNATURE(S) TO THIS ASSIGNMENT
                                             MUST CORRESPOND WITH THE NAME(S)
                                             AS WRITTEN UPON THE FACE OF THE
                                             CERTIFICATE IN EVERY PARTICULAR,
                                             WITHOUT ALTERATION OR ENLARGEMENT
                                             OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By______________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKHOLDERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.